EXHIBIT 10.5

JOINDER TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
This JOINDER to AMENDED AND RESTATED Loan and Security Agreement (“Joinder”) is entered into as of July 27, 2016 by and among MOUNTAIN STATE CARBON, LLC, a Delaware limited liability company (“Mountain State Carbon”), AK STEEL CORPORATION, a Delaware corporation (“Borrower”), and BANK OF AMERICA, N.A., as agent for the Lenders (“Agent”).
Recitals
A.    The Borrower, the Lenders and the Agent are party to that certain Amended and Restated Loan and Security Agreement, dated as of March 17, 2014 (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which the Lenders have agreed to make certain loans and extend certain other financial accommodations to the Borrower as provided therein. Capitalized terms defined in the Loan Agreement, where used and not otherwise defined in this Joinder, shall have the same meanings in this Joinder as are defined in the Loan Agreement.
B.    Mountain State Carbon desires to execute this Joinder and to become a Borrowing Base Guarantor under the Loan Agreement.
NOW, THEREFORE, in consideration of the terms and conditions contained herein, and of any loans or financial accommodations heretofore, now, or hereafter made to or for the benefit of the Borrower by the Lenders, it hereby is agreed as follows:

ARTICLE 1

JOINDER

Section 1.1    Joinder to Loan Agreement.

(a)Mountain State Carbon hereby joins in the execution of, and becomes a party to, the Loan Agreement as a Borrowing Base Guarantor thereunder. Mountain State Carbon hereby assumes and agrees to perform, for the benefit of the Lenders and Agent, all of the obligations of a Borrowing Base Guarantor under the Loan Agreement and the other Loan Documents, as direct and primary obligations of Mountain State Carbon (including any such obligations that may have accrued prior to the date hereof, as applicable) and further agrees that it shall comply with and be fully bound by the terms of the Loan Agreement as if it had been a signatory thereto as a Borrowing Base Guarantor as of the date thereof; provided that the representations and warranties made by Mountain State Carbon thereunder shall be deemed to be made as of the date hereof. Without limiting the generality of the foregoing, to secure the prompt payment and performance of all Obligations (specifically including, without limitation, each of the Guaranteed Obligations of Mountain State Carbon arising under and as defined in the Subsidiary Guaranty (as defined below)), Mountain State Carbon hereby grants to Agent, for the benefit of Secured Parties, a continuing security interest in and Lien upon all of the Collateral of Mountain State Carbon, whether now owned or hereafter acquired, and wherever located (it being agreed and acknowledged that as of the date hereof, the Lenders are extending new credit based upon and in reliance on Mountain State Carbon’s grant of the security interest set forth herein).

(b)Lenders and Agent shall be entitled to rely on this Joinder as evidence that Mountain State Carbon has joined the Loan Agreement and any Other Agreements, as applicable, as a Borrowing Base Guarantor and is fully obligated thereunder.

ARTICLE 2
MISCELLANEOUS

Section 2.1    Conditions to Effectiveness. This Joinder shall become effective upon satisfaction or waiver of the following conditions precedent, as determined by the Agent in its reasonable discretion:

(a)    this Joinder shall have been duly executed and delivered by the Agent, Borrower and Mountain State Carbon;

(b)    Agent shall have received a fully executed and delivered secretary’s certificate of Mountain State Carbon certifying and attaching (i) such Person’s Organic Documents; (ii) resolutions authorizing the transactions contemplated by this Joinder; (iii) incumbency certificates, in each case, in form and substance reasonably acceptable to Agent and (iv) certificates of good standing issued by the secretary of state of the state of Delaware and each other state where such Person’s conduct of business or ownership of Property necessitates qualification;

(c)    Agent shall have received certificates, in form and substance reasonably satisfactory to it, from a knowledgeable Senior Officer of Mountain State Carbon and certifying that, after giving effect to the transactions hereunder, (i) no Default or Event of Default exists; and (ii) the representations and warranties set forth in Section 9 of the Loan Agreement are true and correct;

(d)    Agent shall have received an opinion of Weil, Gotshal & Manges LLP and the general counsel or assistant general counsel of the Borrower, in each case, in form and substance reasonably acceptable to Agent;

(e)    Agent shall have received supplements to Schedules 8.6.1 and 9.1.12 of the Loan Agreement setting forth all business locations and Intellectual Property, as applicable, of Mountain State Carbon as of the date hereof;

(f)    Agent shall have received a supplement to the Deposit Account List setting forth all Deposit Accounts held by Mountain State Carbon as of the date hereof;

(g)    Agent shall have received a fully executed Deposit Account Control Agreement, in form reasonably satisfactory to Agent, duly executed by Mountain State Carbon, Agent and Wells Fargo Bank, National Association, as depository bank; and

(h)    Agent shall have received a fully-executed copy of that certain Subsidiary Guaranty, dated as of the date hereof (the “Subsidiary Guaranty”), by and among Mountain State Carbon and Agent.

Section 2.2    Representations, Warranties, and Covenants of Borrower and Mountain State Carbon.

(a)    The Borrower hereby represents and warrants that, as of the date of this Joinder and after giving effect hereto, the representations and warranties of the Borrower contained in the Loan Agreement and the other Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case they are true and correct in all material respects as of such earlier date.

(b)    Mountain State Carbon hereby represents and warrants that, as of the date of this Joinder and after giving effect hereto, the representations and warranties of Mountain State Carbon contained in the Loan Agreement and the other Loan Documents to which it is a party are true and correct on and as of the date hereof to the same extent as though made on and as of the date hereof.

Section 2.3    Reference to and Effect on the Loan Agreement. Except as expressly provided herein, the Loan Agreement and all other Loan Documents shall remain unmodified and in full force and effect and are hereby ratified and confirmed. The execution, delivery, and effectiveness of this Joinder shall not operate as a waiver or forbearance of (a) any right, power, or remedy of the Lenders under the Loan Agreement or any of the other Loan Documents or (b) any Default or Event of Default. This Joinder shall constitute a Loan Document.

Section 2.4    Fees, Costs, and Expenses. Subject to and in accordance with Section 3.4 of the Loan Agreement, the Borrower agrees to pay on demand all reasonable, documented and out-of-pocket costs and expenses of the Agent in connection with the preparation, negotiation, execution and delivery, and closing of this Joinder and all related documentation, including the reasonable and documented fees and out-of-pocket expenses of counsel for the Agent with respect thereto.

Section 2.5    Counterparts. This Joinder may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single agreement. Delivery of a signature page of this Joinder by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart.

Section 2.6    Reaffirmation. Each of Borrower and Mountain State Carbon hereby acknowledges and reaffirms all of its obligations and undertakings under each of the Loan Documents to which it is a party and acknowledges and agrees that subsequent to, and after taking account of the provisions of this Joinder, each such Loan Document is and shall remain in full force and effect in accordance with the terms thereof.

Section 2.7    No Oral Agreements. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO.

Section 2.8    GOVERNING LAW. THIS JOINDER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the day and year first written above.

AK STEEL CORPORATION
By:	/s/ Roger K. Newport
Name:	Roger K. Newport
Title:	Chief Executive Officer

MOUNTAIN STATE CARBON, LLC
By:	/s/ Joseph C. Alter
Name:	Joseph C. Alter
Title:	Assistant Secretary

[Signature Page to Joinder to Amended and Restated Loan and Security Agreement]

BANK OF AMERICA, N.A.,
as Agent
By:	/s/ Brian Conole
Name:	Brian Conole
Title:	Senior Vice President

[Signature Page to Joinder to Amended and Restated Loan and Security Agreement]

Schedule 8.6.1

BUSINESS LOCATIONS

1.	Mountain State Carbon, LLC currently has the following business locations, and no others:
Chief Executive Office:

1851 Main Street
Follansbee, West Virginia
PO Box 670
26037
USA

Other Locations:

N/A

2.	In the five years preceding the Closing Date, Mountain State Carbon, LLC has had no office or place of business located in any county other than as set forth above, except:
N/A

3.	The following bailees, warehouseman, similar parties and consignees hold inventory of Mountain State Carbon, LLC:

Third Party Name	Third Party Address	City	State	Zip
Trimodal Terminal	600 Veterans Dr.	Follansbee	WV	26037

Schedule 9.1.12

ROYALTIES

None.

PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES

None.

Delivered pursuant to Section 8.5
of the Loan Agreement

DEPOSIT ACCOUNT LIST

Owner	Depository Bank	Type of Account	Account Number
Mountain State Carbon, LLC	Wells Fargo	Commercial	4126132356